UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2014

BLUEPHOENIX SOLUTIONS LTD.

(Exact name of registrant as specified in its charter)

ISRAEL	333-06208	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 4616, Seattle WA	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 395-4152

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On August 13, 2014, BluePhoenix Solutions, Ltd., an Israeli company (the "Foreign Parent" or “BluePhoenix”) entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among BluePhoenix Solutions USA, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Foreign Parent (“Parent”); BP-AT Acquisition Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of Parent ("Merger Sub"); Sophisticated Business Systems, Inc., a Texas corporation doing business as “Ateras” (the "Company"); the Company stockholders of the Company listed on the signature page to the Merger Agreement; and Scott Miller (“Stockholder Representative”).

Pursuant to the terms and conditions set forth in the Merger Agreement, the Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation and as a subsidiary of the Parent after the Merger (the “Surviving Corporation”).

The aggregate merger consideration payable to the Company's stockholders is equal to 6,195,494 unregistered ordinary shares, par value NIS 0.04 per share, of Foreign Parent (the "Merger Consideration"), which represents approximately 35% of the Foreign Parent's total capital stock determined on a fully-diluted basis immediately following the closing of the Merger (based on Foreign Parent’s total capital stock as of the date of the Merger Agreement). Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time”): (i) (a) each outstanding share of Company Common Stock shall be converted into the right to receive 2800.02 shares of unregistered ordinary shares of Foreign Parent; and (b) the shares of capital stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become the outstanding shares of capital stock of the Surviving Corporation following the Effective Time; and (ii) 1,230,000, representing approximately 20% of the Merger Consideration will be placed in escrow for one year from the date of closing of the Merger as security for the indemnification obligations of the Company's stockholders as set forth in the Merger Agreement.

The Merger Agreement provides that Foreign Parent, Parent or the Company may mutually agree to terminate the Merger Agreement before completing the Merger. In addition, Foreign Parent, Parent or the Company may decide to terminate the Merger Agreement if, among other things:

●	the other party materially breaches the Merger Agreement, and fails to timely cure such breach, and such breach would give rise to the failure of the conditions to closing;

●	the conditions to the Merger have not been or will not be fulfilled by November 5, 2014 (unless due to that party’s failure to perform or comply with any covenants, agreements or obligations); or

●	a court or other governmental entity issues a final and nonappealable order prohibiting the Merger.

In addition, Company may terminate the Agreement if Foreign Parent shareholder approval is not obtained or if the meeting to hold such vote is postponed, adjourned, or cancelled.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement except as a result of a knowing breach as of the date of the Merger Agreement, (c) are subject to the certain materiality qualifications which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The Board of Directors of Foreign Parent has adopted a resolution recommending approval of the issuance of Foreign Parent ordinary shares in the Merger by its shareholders and Foreign Parent has agreed to submit a proposal for such issuance to its shareholders for consideration.

Consummation of the Merger is subject to (A) the parties reaching mutually agreeable terms with respect to all ancillary agreements referenced in the Merger Agreement, including but not limited to Company stockholder investment letters, registration rights, a unilateral letter of agreement between the Foreign Parent’s largest shareholders, an escrow agreement, pre-emptive rights agreement and legal opinions, (B) approval of the shareholder of Foreign Parent; (C) Foreign Parent registering or merging into a Delaware corporation, (D appointment of the Stockholder Representative to the Foreign Parent’s board of directors, and (E) other customary conditions, including, among others, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of the representations and warranties of the other party (generally subject to a material adverse effect standard), and material compliance by the other party with its obligations under the Merger Agreement.

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Foreign Parent has agreed to certain indemnification obligations in favor of Company and its stockholders. In addition, Foreign Parent has agreed to certain covenants regarding the conduct of its business and otherwise, with which Foreign Parent will be obligated to comply through the date of closing of the Merger. Foreign Parent has also agreed to grant the Stockholder Representative pre-emptive rights as mutually agreed to by the Parties.

A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Foreign Parent, Parent, Merger Sub, Company Stockholders, or the Company.

Where You Can Find More Information

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the proxy statement that Foreign Parent will be filing in connection with shareholder approval of the Merger, as well as in the Forms 10-K, Forms 10-Q and other filings that Foreign Parent makes with the Securities and Exchange Commission (“SEC ”). Shareholders and investors will be able to obtain the consent solicitation free of charge when it becomes available at www.sec.gov and http://bphx.com/our-company/investor-info/. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Participants in Solicitation

The directors and executive officers of BluePhoenix and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding BluePhoenix’s directors and executive officers is available in its proxy statement filed with the SEC by BluePhoenix on November 22, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on BluePhoenix’s management’s beliefs and assumptions and on information currently available to BluePhoenix’s management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions, including those relating to future events or our future financial performance and financial guidance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “project,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of terms like these or other comparable terminology, and other words or terms of similar meaning in connection with any discussion of future operating or financial performance. These statements are only predictions. All forward-looking statements included in this document are based on information available to BluePhoenix on the date hereof, and BluePhoenix assumes no obligation to update any such forward-looking statements. Any or all forward-looking statements in this document may turn out to be wrong. Actual events or results may differ materially. Forward-looking statements can be affected by inaccurate assumptions BluePhoenix might make or by known or unknown risks, uncertainties and other factors. These risks and uncertainties include but are not limited to: the risk that the businesses may not be combined successfully or in a timely and cost-efficient manner; the possibility that the transaction will not close, including, but not limited to, due to the failure to obtain shareholder approval or the failure to obtain any required governmental or third-party approval; and the risk that business disruption relating to the merger may be greater than expected; and such other risks and uncertainties as identified in BluePhoenix’s most recent Annual Report on Form 10-K and other reports filed by it with the SEC. All names and trademarks are their owners’ property

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Section 3 – Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this Form 8-K.

Section 8 – Other Events

Item 8.01.	Other Events

On August 6, 2014, Foreign Parent issued a press release announcing execution of the Merger Agreement and filed such press release with the SEC on Form 8-k. The reference to the date of execution was incorrectly noted as August 5, 2014 rather than August 13, 2014.

Section 9 -    Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
2.1	Agreement and Plan of Merger dated August 13, 2014*

* Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 602(b)(2) of Regulation S-K. Foreign Parent will furnish a supplemental copy of any omitted schedules, when agreed-upon by the parties, to the extent required by SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUEPHOENIX SOLUTIONS LTD
(Registrant)

Date August 14, 2014	By	/s/ Rick Rinaldo
Rick Rinaldo
CFO

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated August 13, 2014

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